SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2008

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

Two Liberty Place, 1601 Chestnut Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CIGNA issued a news release announcing that, upon recommendation of the Corporate Governance Committee, on September 24, 2008 the Board of Directors appointed John M. Partridge as a non-employee director of CIGNA Corporation effective January 26, 2009.

As a non-employee director of CIGNA Corporation, Mr. Partridge is eligible to participate in the CIGNA Corporation Non-Employee Director Compensation Plan and the Deferred Compensation Plan of 2005 for Directors of CIGNA Corporation filed as Exhibits 10.2 and 10.4, respectively, to CIGNA Corporation’s Form 10-K for the year ended December 31, 2007.

The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: September 26, 2008	By: /s/ Nicole S. Jones
Nicole S. Jones
Vice President, Deputy General Counsel and Corporate Secretary

Index to Exhibits

Number	Description	Method of Filing

99.1	CIGNA Corporation	Filed herewith.
news release dated
September 26, 2008.